                                                                  EXHIBIT 1A(10)

                        APPLICATION FOR FLEXIBLE PREMIUM
                            VARIABLE LIFE INSURANCE

                              FIRST NORTH AMERICAN
                             LIFE ASSURANCE COMPANY





                                     [LOGO]

                                   [EXHIBIT]

                   INSTRUCTIONS TO REGISTERED REPRESENTATIVE

1. The agent or broker using this form must be a Registered Representative of an NASD firm.

2. This package contains the following forms:   a) Application for Life
                                                   Insurance including a Request
                                                   for Taxpayer Identification
                                                   Number
                                                b) Authorization to Obtain
                                                   Information and the Notice of
                                                   Disclosure of Information
                                                c) Temporary Life Insurance
                                                   Agreement and Receipt
                                                d) General Avocation
                                                   Questionnaire
                                                e) Request form for Automatic
                                                   Premium Payment

3. All questions on the application must be answered. If a CHANGE is made to an answer given by the Proposed Life Insured, the CHANGE MUST BE INITIALLED BY THE PROPOSED LIFE INSURED. The same holds true for questions answered by the Proposed Owner.

4. Whenever the PROPOSED POLICY IS TO BE OWNED BY SOMEONE OTHER THAN THE PROPOSED LIFE INSURED, the Proposed Owner must sign the application. If the proposed Owner is a CORPORATION, the application must be signed by one of the corporation's Officers. In addition, under the signature, the corporation's exact name and the title of the signing officer must be PRINTED or the Corporate seal stamped. The Proposed Life Insured may only sign if he/she is the majority stockholder and signs a such (e.g. "President and majority stockholder of the XYZ corporation").

5. The AUTHORIZATION to OBTAIN INFORMATION must always be signed by the Proposed Life Insured, or by the parent or guardian in the case of juvenile insurance. The Notice of Disclosure of Information MUST always be given to the Proposed Life Insured, or to the parent or guardian of a Juvenile Proposed Insured.

6. To qualify for TEMPORARY LIFE INSURANCE, the Proposed Life Insured must be able to answer all 3 questions on the Notice Portion "No" and the Proposed Life Insured must be age 70 or younger. If ANY answer is "Yes" and/or the Proposed Life Insured is over age 70, DO NOT collect any money and DO NOT detach the receipt. If the Proposed Life Insured qualifies for Temporary Life Insurance, collect at least one-twelfth of the annual premium, complete the ENTIRE NOTICE AND RECEIPT PORTION, detach the RECEIPT PORTION and give it to the Proposed Owner. IN ALL CASES, answer the appropriate question in the "Registered Representative" Section, so that the Service Office knows whether the agreement has been issued or not.

   NOTE: COVERAGE UNDER THE TEMPORARY LIFE INSURANCE AGREEMENT IS LIMITED TO A MAXIMUM OF $1,000,000 ON INDIVIDUAL LIFE PLANS, $5,000,000 ON SURVIVORSHIP PLANS, AND $200,000 FOR INSURANCE ON JUVENILES.

7. Life Insurance applications on JUVENILES must be completed by one of the child's parents or a legally appointed guardian. All questions pertaining to the Proposed Life Insured and Owner must be answered. If the payor applies for disability waiver benefit, a separate and full application must be completed by him/her, including the medical section, as well as any applicable questionnaires. If neither the owner nor the payor is one of the child's parents or a legal guardian, then a PARENT OR GUARDIAN MUST CONSENT to the application by signing on the last line of the "Signatures" section on page 6 of the application and check off the appropriate box to show whether mother, father or guardian.

   NOTE: APPLICATIONS WILL NOT BE ACCEPTED UNTIL THE CHILD IS AT LEAST 15 DAYS OLD.

8. The Request for TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION must be completed as part of every application. The Internal Revenue Service requires life insurance companies and other financial institutions that make interest and/or dividend payments to maintain a file of certified Tax Identification Numbers for all policyowners.


   APPLICATION SUPPLEMENT FOR INVESTMENT ALLOCATION AND INVESTOR SUITABILITY,
      FORM NB4031NY, MUST BE COMPLETED AND SUBMITTED WITH THIS APPLICATION

                                   [EXHIBIT]

        APPLICATION FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY
        (hereinafter referred to as The Company)

Application No.
PLEASE PRINT & USE BLACK INK. ANY CHANGES MUST BE
INITIALLED BY THE PROPOSED INSURED AND/OR OWNER.        Policy No. ________

PROPOSED LIFE INSURED


1a. Name (first, middle, last)    1b. Date of Birth (mmm/dd/yyyy)      1c. Place of Birth      1d. Soc. Sec. No./Tax I.D. No.

_____________________________________________________________________________________________________________________________

1e. Sex      1f. Occupation                     1g. Specific Duties                                     1h. How Long?

_____________________________________________________________________________________________________________________________

1i. Home Address                                City            State           Zip                     1j. How Long?

_____________________________________________________________________________________________________________________________

1k. Employer Name and Address                   City            State           Zip                     1l. How Long?

_____________________________________________________________________________________________________________________________

OWNER IF OTHER THAN PROPOSED LIFE INSURED

2a. Name (first, middle, last)    2b. Date of Birth (mmm/dd/yy)   2c. Occupation   2d. Relationship to Proposed Life Insured

_____________________________________________________________________________________________________________________________

2e. Address                                    City                                   State                              Zip

_____________________________________________________________________________________________________________________________

2f. Employer Name and Address                  City                                   State                              Zip

_____________________________________________________________________________________________________________________________

2g. If home address or employer has changed in last 2 years, give details:

_____________________________________________________________________________________________________________________________

SUCCESSOR OWNER - RECOMMENDED FOR JUVENILE INSURANCE - NOT RECOMMENDED FOR BUY-SELL OR CORPORATE-OWNED

3a. Name                                        3b. Relationship to Owner               3c. Soc. Sec. No./Tax I.D. No.

_____________________________________________________________________________________________________________________________

BENEFICIARY(IES) SUBJECT TO CHANGE BY OWNER

4a. Primary                                                                     4b. Relationship to Proposed Life Insured

_____________________________________________________________________________________________________________________________

4c. Secondary                                                                   4d. Relationship to Proposed Life Insured

_____________________________________________________________________________________________________________________________

SEND PREMIUM NOTICES TO:

5a. [ ] Insured         [ ] Owner               [ ] Business            [ ] Residence           [ ] Other (give details below):

5b. Name                             Address                                  City                 State                    Zip


LIFE INSURANCE IN FORCE:

6a. Total insurance in force on the Proposed Life Insured's life $______________

6b. Total insurance currently pending with all companies, including this application $________________. Of this total, what amount of insurance do you intend to accept? $__________________

6c. List policies in force



                        Year of                                 Accidental      GI Option             [CHECK MARK]
Company                  Issue    Group?        Face Amount       Death           Amount        Business        Personal
-----------------------------------------------------------------------------------------------------------------------------

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________


                                                                YES     NO

7. Have you ever been declined for insurance, or been
   offered insurance with restricted benefits or at other than
   standard rates?                                              [ ]     [ ]

8. Is this insurance to replace, or will it cause a change in, or involve a loan under, any insurance or annuity policy on any
   Proposed Life Insured's life or in any insurance or annuity policy owned by the Owner? IF "YES", TO EITHER 7 OR 8, GIVE
   DETAILS BELOW:                                               [ ]     [ ]

_______________________________________________________________________________

                                   [EXHIBIT]

APPLICATION NO.                 PLEASE PRINT

POLICY APPLIED FOR

9a.  Plan (non-participating):___________________________________

9b.  Face Amount (policy only, excluding Supplementary Benefits): $___________

9c.  If an additional or optional policy is being applied for in a separate application, state plan and amount.

__________________________________________________________________________________________

9d.  Loan Interest Rate (Check [X] loan rate applicable to the policy being applied for)  [ ] 5.75%  [ ] 8%  [ ] Variable

9e.  If a supplementary benefit applied for cannot be approved, should the policy be issued
     without it?      [ ] Yes      [ ] No       [ ] Not Applicable

9f.  Is a policy guarantee being applied for?       [ ] Yes   [ ] No   [ ] Not Applicable
     If "Yes", indicate type of policy guarantee:   [ ] No Lapse Guarantee
                                                    [ ] Death Benefit Guarantee

SUPPLEMENTARY BENEFITS

        SINGLE-LIFE PLANS                       SURVIVORSHIP PLANS

10.  [ ] Total Disability Waiver of Monthly Deductions                11.  [ ] Policy Split Option
     [ ] Guaranteed Policy Value                                           [ ] Four Year Term (EPR)
     [ ] Additional Life (number of lives _________ maximum 6)             [ ] Other (state which) ______________________

     [ ] Other (state which)__________________________________                 __________________________________________

         _____________________________________________________                 __________________________________________

PREMIUMS

11a.  Frequency:     [ ] Annual     [ ] Semi     [ ] Quarterly     [ ] Monthly     [ ] Single

11b.  If monthly,    [ ] Automatic Transfer

11c.  Planned Premium $__________________________

11d.  Additional "once only" premium $________________________

11e.  Amount paid with application   $________________________

DEATH BENEFIT

12.   [ ] OPTION 1: Face Amount     [ ] OPTION 2: Face Amount Plus Policy Value



SPECIAL REQUESTS

13.



HOME OFFICE NOTES

14.

                                   [EXHIBIT]

APPLICATION NO.                   PLEASE PRINT


SMOKING QUESTIONS
                                                                                     Yes  No
15a.    Have you used tobacco in any form during the past 2 years
        (including cigars, cigarillos, a pipe, chewing tobacco or
        cigarettes)? .............................................................   [ ]  [ ]

15b.    Do you use any medication or product containing nicotine? ................   [ ]  [ ]

15c.    Have you smoked any cigarettes during the past 12 months?
        If "Yes" how many? .......................................................   [ ]  [ ]

15d.    Were you previously a cigarette smoker but have now stopped? .............   [ ]  [ ]

        If "Yes," when did you stop? Give month and year: ________________________


AVOCATION QUESTIONS
                                                                                     Yes  No

16a.    Do you have any part-time or seasonal occupation? ........................   [ ]  [ ]

16b.    Do you expect to change your occupation? ..................................  [ ]  [ ]

16c.    Do you expect to change your country of residence?
        If "Yes," give details: ..................................................   [ ]  [ ]


17a.    Have you flown as a student pilot, licensed pilot or crew
        member in any aircraft (including ultralight planes) in
        the past 2 years? ........................................................   [ ]  [ ]

17b.    Are any such flights planned in the future? ..............................   [ ]  [ ]

17c.    Have you engaged in any form of motor vehicle or power boat racing, sky diving, skin or scuba diving, parachuting,
        hang-gliding, mountain climbing or ballooning in the last
        2 years? .................................................................   [ ]  [ ]

18a.    What is your Drivers License Number?____________________ State____________   [ ]  [ ]

18b.    Have you been convicted of 3 or more moving violations
        within the past 3 years? .................................................   [ ]  [ ]

18c.    Have you been convicted of driving while intoxicated or
        while otherwise impaired? If "Yes," give details;_________________________   [ ]  [ ]


FINANCIAL QUESTIONS

COMPLETE WHEN AMOUNT OF INSURANCE IS $250,000 AND MORE OR WHEN APPLYING FOR
BUSINESS INSURANCE FOR ANY AMOUNT, OR INSURANCE ON THE LIFE OF A JUVENILE FOR
ANY AMOUNT.

19.     What is the purpose of this insurance?
        (e.g., estate conservation, buy-sell, keyman)________________________________________

20.     How was the need for this amount determined?
        (Please submit copies of financial statement(s),
        estate analysis, contractual agreements, etc.)_______________________________________

21a.    Gross annual earned income (salary, commissions, bonuses, etc.) $____________________

21b.    Gross annual unearned income
        (dividends, interest, net real estate income, etc.) $________________________________

21c.    Total Assets?__________  21b. Total Liabilities? $________
        21e. Personal Net Worth? $_________


Juvenile Insurance:

22a.    Are all brothers and sisters equally insured?            [ ] Yes   [ ] No
        If "No," give details:_______________________________________________________________

22b.    Are parent(s)/guardian covered by life insurance?        [ ] Yes   [ ] No

        If "Yes," how much is in force?______________________________________________________

        If "No," why not?____________________________________________________________________


BUSINESS INSURANCE:  Provide the following information on your company

                                                             Current Year        Previous Year

23a.    Assets ......................................       $____________        $____________

23b.    Liabilities .................................       $____________        $____________

23c.    Gross Sales .................................       $____________        $____________

23d.    Net income after taxes ......................       $____________        $____________

23e.    Fair Market Value of business ...............       $____________

23f.    What percentage of the business is owned by the proposed Life Insured? ______________%

23g.    Are other partners/owners/executives being insured?
        Give details:_________________________________________________________________________

24.     In the past 5 years, has the Proposed Life Insured
        or the business had any major financial problems
        (bankruptcy, etc.)?                                 [ ] Yes   [ ] No

        If "Yes," give details:_______________________________________________________________

        ______________________________________________________________________________________



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                                   [EXHIBIT]



Application No.                         PLEASE PRINT

MEDICAL QUESTIONS - PLEASE PROVIDE DETAILS TO "YES" ANSWERS IN THE SPACE BELOW
25. Have 2 or more of your immediate family members (parents, brothers and sisters) prior to age 65, died of or been diagnosed as having coronary artery disease, stroke or kidney disease?  [ ] Yes  [ ] No
-----------------------------------------------------------------------------------------------------------------------------------
26.   Family History      L       Age     Give Details of Present Health   D   Age        Cause of Death
      -----------------   I  --------------------------------------------  E  -----------------------------------------------------
      Father              V                                                C
      -----------------   I  --------------------------------------------  E  -----------------------------------------------------
      Mother              N                                                A
      -----------------   G  --------------------------------------------  S  -----------------------------------------------------
      Brothers                                                             E
      and                                                                  D
      Sisters
-----------------------------------------------------------------------------------------------------------------------------------
27a.  Your Height __________________    27b. Your Weight ____________   27c. Any weight loss in the last year?  [ ] Yes  [ ] No

28a.  Name and address of personal or attending doctor:         28b. Date last consulted? _________________________________________
      ____________________________________________________      28c. Reason and any medication/treatment given: ___________________
      ____________________________________________________        _________________________________________________________________
      ____________________________________________________        _________________________________________________________________
28d.  List any medications you are taking currently: ______________________________________________________________________________

                                                                                                                       Yes      No
29.  SO FAR AS YOU KNOW, WITHIN THE LAST 10 YEARS HAVE YOU EVER BEEN DIAGNOSED BY A MEMBER OF THE
     MEDICAL PROFESSION AS HAVING:
a.)  Chest pain, shortness of breath, heart murmur, high blood pressure, stroke, irregular heart beat,
     or any other disease or disorder of the heart or arteries? .....................................................   [ ]     [ ]
b.)  Diabetes or disease of any glands? .............................................................................   [ ]     [ ]
c.)  Mental or emotional disorder, nervous breakdown, convulsions, epilepsy, paralysis or any other disorder of the
     brain or nervous system? .......................................................................................   [ ]     [ ]
d.)  Arthritis, gout, or any bone, joint, muscle or skin disorder? ..................................................   [ ]     [ ]
e.)  Asthma, bronchitis, pneumonia, emphysema or any lung disorder? .................................................   [ ]     [ ]
f.)  Cirrhosis, hepatitis, ulcer, colitis, diverticulitis, ileitis, or other disease of the liver, gall bladder,
     stomach or intestines? .........................................................................................   [ ]     [ ]
g.)  Prostate or testicular disease, disease of the uterus, ovaries or breast? ......................................   [ ]     [ ]
h.)  Anemia, leukemia, clotting disorders, platelet disorders, infections, or sources of blood loss? ................   [ ]     [ ]
i.)  Disorder of the urinary tract or kidneys - sugar, albumin or blood in the urine? ...............................   [ ]     [ ]
j.)  Cancer or tumors? ..............................................................................................   [ ]     [ ]
k.)  An operation or admission to a hospital or any other health care facility for observation, treatment of any
     illness or diagnostic tests, including treadmill stress test for insurance (excluding an HIV test)? ............   [ ]     [ ]
l.)  Any other health impairment or medically treated condition? ....................................................   [ ]     [ ]
m.)  Treatment or advice from a physician, or licensed practitioner, regarding alcohol or drug use? .................   [ ]     [ ]
30.  Within the last 10 years have you been diagnosed by a member of the medical profession as having
     Acquired Immune Deficiency Syndrome (AIDS) or AIDS Related Complex (ARC)? ......................................   [ ]     [ ]

PLEASE PROVIDE DETAILS TO ANY "YES" ANSWERS (If more space is required, use the Medical Questions Continuation Sheet)
-----------------------------------------------------------------------------------------------------------------------------------
Question                Name, Address and Phone No. of          Duration
Number          Date    Attending Doctor and Hospital           of Condition            Reason and any treatment given
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

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


                                     Page 4
NB4777NY (0198)

                                   [EXHIBIT]

APPLICATION NO.
================================================================================

REQUEST FOR TAXPAYER IDENTIFICATION AND CERTIFICATION
(To Be Completed By Owner/Taxpayer)

In order to comply with IRS regulations regarding       Social Security Number
Tax Identification Numbers and Backup Tax Withholding,
individuals and sole proprietors MUST give their        |_|_|_|-|_|_|-|_|_|_|_|
Social Security Number. Other entities MUST give their Employer Identification Number.

If you have no number or you have applied for a         Employer Identification
number and are waiting for one to be issued, write      Number
"APPLIED FOR" in the boxes. You then have 60 days
to supply your TIN number to us. After 60 days,         |_|_|-|_|_|_|_|_|_|_|
The Company must begin Backup Tax Withholding.

CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

(2) I am not subject to Backup Tax Withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to Backup Tax Withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to Backup Tax Withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and payments other than interest and dividends).

CERTIFICATION INSTRUCTIONS - You MUST cross out item (2) above if you have been notified by the IRS that you are currently subject to Backup Tax Withholding because of underreporting interest or dividends on your tax return.


Signed at ___________________ this ____ day of ___________________________ ____
               City/State                               Month              Year


(X) _________________________________________
    Signature of Owner/Taxpayer

Application No.

SIGNATURES

The Proposed Life Insured (or Parent or Guardian) has read the statements and answers to the medical evidence portion and they are complete and true to the best of his/her knowledge of belief. The Proposed Life Insured hereby agrees that they shall form part of the application for life insurance for which such medical evidence was required by The Company.

The Proposed Life Insured (or Parent or Guardian) acknowledges receipt of the Notice of Disclosure of Information.

The Proposed Life Insured and Owner (or Parent or Guardian) agree that: 1.) The statements and answers in this application are complete and true to the best of
their knowledge and belief.   2.) UNLESS THE TERMS AND CONDITIONS OF THE
TEMPORARY LIFE INSURANCE AGREEMENT ARE SATISFIED SO THAT INSURANCE IS PROVIDED UNDER THAT AGREEMENT, INSURANCE UNDER ANY POLICY ISSUED ON THE APPLICATION WILL BECOME EFFECTIVE ONLY WHEN THE FIRST PREMIUM HAS BEEN PAID IN FULL AND THE POLICY HAS BEEN DELIVERED; PROVIDED THAT AT THE TIME OF DELIVERY THERE HAS BEEN NO DETERIORATION IN THE INSURABILITY OF ANY PERSON PROPOSED FOR LIFE INSURANCE AS STATED IN THE APPLICATION, SINCE THE DATE OF THE APPLICATION. They are aware The Company has underwriting rules to determine insurability.

THE PROPOSED LIFE INSURED AND OWNER (OR PARENT OR GUARDIAN) UNDERSTAND THAT UNDER THE POLICY APPLIED FOR, THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY VALUE MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNT AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.


Signed at ___________________ this _____________ day of _____________________________  _______
              City/State                                           Month                 Year

(X) _________________________________________________________  (X)___________________________________________________________
    Witness                                                       Signature of Proposed Life Insured

(X) _________________________________________________________  (X)___________________________________________________________
    Witness                                                       Signature of Owner, of other than Proposed Life Insured

(X) _________________________________________________________  (X)___________________________________________________________
    Witness                                                       Signature of any Proposed Juvenile Life Insured over age 10

(X) _________________________________________________________  (X)___________________________________________________________
    Signature of Registered Representative                        Consent of Parent or Guardian, if other than Owner
    if other than Witness                                         [ ] Father  [ ] Mother  [ ] Guardian


All other Registered Representatives sharing commissions for this policy must also sign here.

(X) _________________________________________________________  (X)___________________________________________________________
    Signature of Registered Representative                        Place and Date

(X) _________________________________________________________  (X)___________________________________________________________
    Signature of Registered Representative                        Place and Date

(X) _________________________________________________________  (X)___________________________________________________________
    Countersignature of Licensed Resident Agent
    (where required by law)


APPLICATION NO.                 PLEASE PRINT

TO BE ANSWERED BY THE REGISTERED REPRESENTATIVE (REQUIRED FOR ALL APPLICATIONS)

1.   If the Owner is a Corporation, Partnership, Trust or other legal entity, the NASD requires such entity to provide The Company with documentation detailing the name(s) of all individuals authorized to transact business on behalf of the entity. This requirement will be satisfied by submitting a copy of the Corporation Resolution, Partnership Agreement, or Certification by
     Trustee form.

     List the name(s) of individual(s) authorized to transact business on behalf of the entity:

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
1.   Temporary Life Insurance Agreement issued?     [ ] Yes    [ ] No

3.   To the best of your knowledge, is this insurance intended to replace, or will it cause a change in, or involve a loan under, any insurance or annuity policy on the life of any Proposed Life Insured or in any insurance or annuity policy owned by the
     Owner?
     [ ] Yes    [ ] No
     If "Yes", give details and complete any replacement forms that are required. Advise whether any policy being replaced was itself a replacement policy within the past 5 years.

4.   Is this a 1035 exchange?    [ ] Yes    [ ] No
     If "Yes", how many policies will be exchanged?
                                                    -------------------------------------------------------------------------------
List policies:
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                                               Type of Contract
        Company Name            Policy No.   (Annuity, Life, Term,      Annuitant/Insured           Owner
                                                 Endowment)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

5.   Additional information to be used in assessing suitability. (Please give information if annual premium is more than 3% of annual income, if spouse's income is to be included in determining suitability, if answers to income and net worth have not been provided, etc.):
                           --------------------------------------------------------------------------------------------------------

6.   If you are sharing the commissions for this policy with another agent(s) or entity(ies), please complete the following:
-----------------------------------------------------------------------------------------------------------------------------------
        Name of Agent/Entity            Agent Code     Share                    Remarks
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Total 100%
                                                      ----------
I certify that I have truly and accurately recorded on the application all the information supplied by the Proposed Life Insured
(or Parent or Guardian).

I certify that a current prospectus (and any supplement) for the policy applied for has been given to the Proposed Life Insured, and to the Owner if other than the Proposed Life Insured, and that no sales materials other than those approved by the appropriate regulating authorities have been used.

(X)                                                     (X)
   --------------------------------------------------      -----------------------------------------------------
   Signature of Registered Representative                  Place and Date

All other Registered Representatives sharing commissions for this policy must also sign here.

(X)                                                     (X)
   --------------------------------------------------      -----------------------------------------------------
   Signature of Registered Representative                  Place and Date

(X)                                                     (X)
   --------------------------------------------------      -----------------------------------------------------
   Signature of Registered Representative                  Place and Date

Office of       Has this application been approved by the Office of Supervisory Jurisdiction?    [ ] Yes    [ ] No
Supervisory     If answer is "No", explain:
Jurisdiction
                -------------------------------------------------------------------------------------------------------------------

                -------------------------------------------------------------------------------------------------------------------

-------------------------------------------     -------------------------------------------     -----------------------------------
Name of Broker/Dealer                           Registered Principal Signature                  Date  (Month/Day/Year)

                                    EXHIBIT

                                                                ====================================================================
                                                                GENERAL AVOCATION QUESTIONNAIRE

                                                                FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY
                                                                (hereinafter referred to as The Company)                [LOGO]

Application No.

ANSWER ONLY THOSE QUESTIONS WHICH RELATE TO THE ACTIVITIES OF THE PROPOSED INSURED.
A SIGNATURE IS REQUIRED ON THE REVERSE IF ANY OF THE QUESTIONS ARE ANSWERED.
------------------------------------------------------------------------------------------------------------------------------------
Proposed Life Insured Name                                                                                 Policy Number

                                                                                                           |     |        |        |
___________________________________________________________________________________________________________|__|__|__|__|__|__|__|__|
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HANG GLIDING QUESTIONS
------------------------------------------------------------------------------------------------------------------------------------
1. How frequently do you hang glide?

------------------------------------------------------------------------------------------------------------------------------------
2. Are you a member of an organized club?       [ ] Yes   [ ] No        Do you hang glide professionally?     [ ] Yes   [ ] No

   How high do you usually fly? _________________________ feet
------------------------------------------------------------------------------------------------------------------------------------

3. What is the greatest height ____________________   distance ____________________   duration ______________________ flown?
------------------------------------------------------------------------------------------------------------------------------------
4. Have you or do you intend to attempt any height, distance, or duration records?      [ ] Yes   [ ] No   If "Yes" give details:

------------------------------------------------------------------------------------------------------------------------------------
5. Have you ever flown or do you intend to fly experimental hang gliding equipment of either a manufacturer's or your own design?
   [ ] Yes   [ ] No   If "Yes" give details:

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SKY DIVING QUESTIONS
------------------------------------------------------------------------------------------------------------------------------------
1. How long have you been sky diving? _____ years. Are you a member of a recognized Parachute Club?     [ ] Yes   [ ] No
                                                                                                        If "Yes" give details:

------------------------------------------------------------------------------------------------------------------------------------
2. How many jumps (a)have you made in the last 12 months? _______________ (b)did you make 12 to 24 months ago? _______________

   (c)do you expect to make in the next 12 months? _______________
------------------------------------------------------------------------------------------------------------------------------------
3. From what altitude do you normally jump? _______________ feet
------------------------------------------------------------------------------------------------------------------------------------
4. Do you participate in sky diving exhibitions and/or competitions?      [ ] Yes   [ ] No   If "Yes" give details:

------------------------------------------------------------------------------------------------------------------------------------
5. Do you receive remuneration for sky diving activity?      [ ] Yes   [ ] No   If "Yes" give details:

------------------------------------------------------------------------------------------------------------------------------------
6. Are you a member of a military parachutist organization?      [ ] Yes   [ ] No   If "Yes" give details:

------------------------------------------------------------------------------------------------------------------------------------
ORGANIZED AUTOMOBILE AND MOTORCYCLE RACING QUESTIONS
------------------------------------------------------------------------------------------------------------------------------------
1. Do you engage in organized automobile racing?   [ ] Yes   [ ] No     Organized Motorcycle racing?   [ ] Yes   [ ] No
   Type of vehicle used in races:
------------------------------------------------------------------------------------------------------------------------------------
2. How many races did you enter in the last 12 months? __________ The last 12 to 24 months? __________ Next 12 months? __________
------------------------------------------------------------------------------------------------------------------------------------

3. What is the maximum speed attained? __________________________       4. The average speed? ________________________
------------------------------------------------------------------------------------------------------------------------------------
5. If drag racing, elapsed time _________________________________
------------------------------------------------------------------------------------------------------------------------------------
6. What class of racing or competition do you engage in? (e.g.: Automobile - midget, sports car, stock car, championship, drag, sprint, etc., Motorcycle - hill climbing, cross country, drag, track)

------------------------------------------------------------------------------------------------------------------------------------
7. Indicate type of track and surface used:
------------------------------------------------------------------------------------------------------------------------------------
8. Purpose of racing:       [ ] Professional        [ ] Amateur       [ ] Both (give details):

------------------------------------------------------------------------------------------------------------------------------------
9. Have you ever done or do you intend to do any stunt driving?      [ ] Yes   [ ] No   If "Yes" give details:

------------------------------------------------------------------------------------------------------------------------------------
10. Have you had any accidents related to driving?      [ ] Yes   [ ] No   If "Yes" give details:
                                                                                                                          (See Over)
------------------------------------------------------------------------------------------------------------------------------------

[BAR CODE]

AVIATION QUESTIONS
1.  Flying time as pilot: (a) Number of hours flown in command ______ hours     (b) Date of last flight _______________________
    (c) Type of license currently held          [ ] Student     [ ] Private     [ ] Commercial    [ ] Senior Commercial   [ ] ATR
    (d) Do you hold a valid instrument rating?  [ ] Yes   [ ] No
-----------------------------------------------------------------------------------------------------------------------------------
2.  As pilot, student or air crew on nonscheduled flights:
    Number of hours flown in last 12 months _________ hours    Last 12-24 months __________ hours  Next 12 months __________ hours
-----------------------------------------------------------------------------------------------------------------------------------
3.  Purpose of Flying (Present and Future)  [ ] Pleasure   [ ] Commercial   [ ] Military   [ ] Business   [ ] Other (give details):

-----------------------------------------------------------------------------------------------------------------------------------
4.  Category, class and type of aircraft flown:

-----------------------------------------------------------------------------------------------------------------------------------
5.  Have you ever had an accident, been grounded, fined or reprimanded for violation of air regulations?  [ ] Yes  [ ] No
    If "Yes" give details:

-----------------------------------------------------------------------------------------------------------------------------------
6.  Do you engage or expect to engage in charter flying, freight transport, instructing, testing, crop-dusting, survey and patrol, sightseeing, photography?
    [ ] Yes  [ ] No   [ ] Other   If "Yes" or "Other" give details:

SKIN AND SCUBA DIVING QUESTIONS

1.  Do you dive for pleasure?  [ ] Yes  [ ] No          Commercial purposes?  [ ] Yes  [ ] No    [ ] Snorkel    [ ] Scuba
-----------------------------------------------------------------------------------------------------------------------------------
2.  Indicate type of diving (if applicable)     [ ] Instruction         [ ] Construction        [ ] Salvage
    [ ] Search work     [ ] Ice diving          [ ] Night diving
-----------------------------------------------------------------------------------------------------------------------------------
3.  Where do you dive?          [ ] Inland Waters       [ ] Sea or Ocean        [ ] Other (give details)

-----------------------------------------------------------------------------------------------------------------------------------
4.  Diving History:                                                     5.  Do you dive alone? [ ] Yes [ ] No If "Yes" give details:
    (in feet)           Last 12 Months          Next 12 Months
                -----------------------------------------------------   -----------------------------------------------------------
                  No. of       Average         No. of       Average     6.  (a) Are you a certified diver?  [ ] Yes  [ ] No
                  Dives         Time           Dives         Time           (b) Are you a member of an organized club?
---------------------------------------------------------------------           [ ] Yes  [ ] No
Less than 50                                                                    If "Yes" give details:
---------------------------------------------------------------------
50 - 75
---------------------------------------------------------------------
75 - 100
---------------------------------------------------------------------
100 & over
---------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
7.  Have you ever had an accident related to diving?    [ ] Yes [ ] No    If "Yes" give details:


MOUNTAIN CLIMBING QUESTIONS

1.  How long have you been mountain climbing?
-----------------------------------------------------------------------------------------------------------------------------------
2.  At what level do you currently climb?
-----------------------------------------------------------------------------------------------------------------------------------
3.  How often do you climb?
-----------------------------------------------------------------------------------------------------------------------------------
4.  During which seasons?
-----------------------------------------------------------------------------------------------------------------------------------
5.  Give locations including names of mountains and their corresponding level of difficulty:
-----------------------------------------------------------------------------------------------------------------------------------
6.  What attempts do you have planned in the future?
-----------------------------------------------------------------------------------------------------------------------------------
I HAVE READ THE ABOVE STATEMENTS AND ANSWERS AND THEY ARE COMPLETE AND TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF. I UNDERSTAND
THEY WILL FORM A PART OF THE APPLICATION TO THE COMPANY FOR INSURANCE ON MY LIFE.

Signed at ____________________________________________________________ this _______ day of ____________________________  __________
                                City/State                                                              Month                Year

(X) _________________________________________________           (X) _______________________________________________________________
    Witness                                                          Signature of Proposed Life Insured

                                                                (X) _______________________________________________________________
                                                                     Signature of Owner or Payor, if applying for Disability
                                                                     Premium Waiver or Disability Waiver of Monthly Deductions

Form NB4028NY

                                    EXHIBIT

                        ======================================================
                        Notice Regarding Temporary Life Insurance Agreement and Receipt

                        First North American Life Assurance Company
                        (hereinafter referred to as The Company)

DO NOT DETACH

--------------------------------------------------------------------------------------------------------------------------
Application No.                         Policy No.                      Name of Proposed Life Insured

--------------------------------------------------------------------------------------------------------------------------

HEALTH QUESTIONS.

Has the Proposed Life Insured under this application:
                                                                                                                YES     NO
(a)  within the last 12 months been treated or had treatment recommended by a member of the
     medical profession for any heart problem, stroke, cancer or pneumonia? ..............................      [ ]     [ ]

(b)  within the last 60 days had or been advised to have any additional medical diagnostic test,
     treatment or surgery not yet performed (excluding an HIV test)? .....................................      [ ]     [ ]

(c)  within the last 2 years, been declined for life or disability income insurance? .....................      [ ]     [ ]


Signed at ____________________________________________ this ________ day of ____________________________________  ___________
                        City/State                                                       Month                       Year

(X) _________________________________________   (X) _________________________________________________________________________
    Witness                                         Signature of Proposed Life Insured

(X) _________________________________________   (X) _________________________________________________________________________
    Witness                                         Signature of Owner (if other than Proposed Life Insured)

(X) _________________________________________   (X) _________________________________________________________________________
    Witness                                         Signature of Parent or Guardian (if minor child is Proposed Life Insured)

=============================================================================================================================

        [BAR CODE]

Form NB4074NY (1097)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                      Detach and give to Owner


                        ======================================================
                        Temporary Life Insurance Agreement and Receipt

                        First North American Life Assurance Company
                        (hereinafter referred to as The Company)



The Company acknowledges receipt of $ ____________________________ as a premium for life insurance applied for on the life of

_________________________________________________________________ for Application number ____________________________________

_____________________________________________   (X) _________________________________________________________________________
Date                                                Signature of Agent or Registered Representative


ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY AND ADDRESS TO:
INTERNATIONAL CORPORATE CENTER AT RYE, 555 THEODORE FREMD AVENUE, SUITE C-209, RYE, NEW YORK 10580. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

The Company will pay a death benefit to the beneficiary named in the Application if any Proposed Life Insured or the survivor under a Survivorship Plan dies while this Agreement is in effect, subject to the terms and conditions set out below.

1. LIMITED AMOUNT OF INSURANCE. The amount of coverage under this Agreement will be the lesser of: (a) the amount of insurance applied for including any supplementary benefits and accidental death benefit if the Proposed Life Insured's death is caused by an accident; and (b) $1,000,000 ($5,000,000 for Survivorship plans or $200,000 for juvenile insurance). This maximum amount of coverage applies to the total amount under this Agreement and any other Temporary Life Insurance Agreement with The Company covering the Proposed Life Insured. If there are two or more persons proposed for insurance, this maximum amount applies to the total coverage.

                                                                     (See Over)

===============================================================================
Form NB4074NY (1097)

2. ACCIDENTAL DEATH BENEFIT LIMITATION. If the benefits applied for include an accidental death benefit, no such benefit will be paid in respect of a death caused by: (a) voluntarily taking or absorbing of any drug, medicine sedative or poison (except in connection with any Proposed Life Insured's employment) unless prescribed by a licensed doctor other than the Proposed Life Insured; (b) suicide whether sane or insane or (c) travel in any aircraft other than as a passenger.

3. TEMPORARY LIFE INSURANCE AGREEMENT. If any of questions (a) (b) or (c) in the Notice Regarding Temporary Life Insurance Agreement and Receipt is answered "yes" or left blank, no money will be accepted and no coverage will be provided under this Agreement.

4. DATE INSURANCE BEGINS. Insurance under this Agreement will begin on the date of this Agreement if The Company's Application for Life Insurance has been completed and a payment has been received by The Company for at least one-twelfth of the annual premium for the basic plan and any riders or supplementary benefits requested in the Application. If payment is made by check or draft, no insurance will be provided by this Agreement unless the check or draft is honored when first presented for payment.

5.       DATE INSURANCE ENDS - 90 DAY MAXIMUM.  Insurance under this Agreement will end on the earliest of: (a) the 90th day after the date of this Agreement; (b) the day before the date insurance takes effect under the policy applied for; (c) the date The Company offers insurance other than as applied for; or (d) the date The Company mails notice to the applicant that the Application is declined and refunds the premium paid.

6. SUICIDE. If any person proposed for insurance, commits suicide, The Company will only be liable for a refund of the premium paid.

7. MISREPRESENTATION. If there is any material misrepresentation in the answers to the Health Questions in the Notice Regarding Temporary Life Insurance Agreement and Receipt, the Application or in any Medical Evidence Exam form submitted to The Company related to any Proposed Life Insured, The Company will only be liable for a refund of the premium paid.

8. OTHER CONDITIONS. No one is authorized to: (a) accept any premium for any Proposed Life Insured under 15 days of age or over age 70 (nearest birthday) as at the date of this Agreement; or (b) change or waive any provision of this Agreement.

THE ABOVE EXCLUSIONS APPLY EXCEPT AS OTHERWISE PROVIDED BY APPLICABLE STATE LAW.

                                    EXHIBIT

                                    ===========================================
                                    AUTHORIZATION TO OBTAIN INFORMATION

                                    FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY
                                    (hereinafter referred to as The Company)



Application No.

I hereby give permission to any physician, medical care provider, hospital, clinic, laboratory, insurance company or MIB Inc. (The Medical Information bureau) or any other similar person or organization to give The Company and to its reinsurers, information about me or any of my minor children who are to be insured. The information collected by The Company may relate to the symptoms, examination, diagnosis, treatment or prognosis of any physical or mental condition. Although information related to drug or alcohol abuse is protected from disclosure by Federal Regulation 42 CFR Part 2. I give permission to The Company to collect this information for those purposes which are described below. I understand that I can revoke this permission to collect information related to drug or alcohol abuse at any time, but any revocation will not affect such information that has already been collected and relied on by The Company. Information collected under this Authorization will be used by The Company to evaluate my application for insurance, to evaluate a claim for benefits, or for reinsurance or other insurance purposes. I understand that I have a right to receive a copy of this form. I agree that a photocopy of this form will be as valid as the original. This Authorization will be valid for two years from the date shown below. I acknowledge receipt of the Notice of Disclosure of Information.

Date(mmm/dd/yy)                              (X)
               -------------------------     ----------------------------------
                                             Signature of Proposed Life Insured
Name(s) of minor child(ren)                  (X)
  proposed for insurance   -------------     ----------------------------------
                                             Witness
----------------------------------------     (X)
                                             ---------------------------------
                                             Signature of Parent or Guardian
                                             (if minor children proposed for
                                             insurance)
==============================================================================


   N    B    4      1    1    0    N    V

Form NB4116NY  (1097)
------------------------------------------------------------------------------
                    Detach and give to Proposed Life Insured


                                    ===========================================
                                    AUTHORIZATION TO OBTAIN INFORMATION

                                    FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY
                                    (hereinafter referred to as The Company)



Application No.

This brief description of our underwriting process is designed to help you understand how an application for life insurance is handled, the types and sources of information we may collect about you, the circumstances under which we may disclose that information to others and your right to learn the nature and substance of that information upon written request. The purpose of the underwriting process is to make sure that you qualify for life insurance under the rules of The Company and, assuming you do, establish the proper premium charge for that insurance. The underwriting process assures that the cost of insurance is distributed equitably among all policyowners, and that each individual pays his or her fair share. The information necessary to evaluate your application is dependent upon your age, the amount of insurance you are applying for, your medical history, your occupation, your avocations and other personal information. Your answers on the application are the principal source of information, however additional sources of information may be required.

Information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is being submitted. Information you provide will be treated as confidential. The Company may, however, make a brief report thereon to the Medical Information Bureau (M.I.B.), a non-profit membership organization of life Insurance companies which operates an information exchange on behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which a claim is submitted, M.I.B. will supply such company with the information it may have in its files. Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician). If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's Information Office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112; telephone number (617) 426-3660. The Company may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted. As part of our normal procedure, an investigative consumer report may be prepared concerning character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation. This information will be obtained through a personal interview and/or interviews with friends, neighbors and associates. A complete and accurate disclosure of the nature and scope of the investigative consumer report, if one is prepared, will be provided to you upon written request to the Senior Underwriting Consultant, First North American Life Assurance Company, International Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580.

-------------------------------------------------------------------------------
Form NB4116NY (1097)

                                    EXHIBIT

                                 ----------------------------------------------
                                 APPLICATION SUPPLEMENT FOR
                                 INVESTMENT ALLOCATION AND INVESTOR SUITABILITY FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY (hereinafter referred to as The Company)

Required with all Applications for Flexible Premium Variable Life Insurance.

Please print and use black ink. Any changes must be initialled by the Owner. A signature is required on the reverse side.

This form is to be used at the time of initial application only. Please use Investment Option Changes Form (IM5085CF) for changes after the policy has been issued.

This Application Supplement is deemed to be part of Application No. _________

Policy No: ___________ Name of Proposed Life Insured ____________________

(Same as shown on the Application for Flexible Premium Variable Life Insurance)
--------------------------------------------------------------------------------
INVESTMENT ALLOCATION OF NET PREMIUMS
--------------------------------------------------------------------------------
Choose one or more of the accounts listed below by indicating percentages of net premium. There are no minimum percentages, but allocation percentages must be whole numbers. TOTAL MUST BE 100%.

                               VARIABLE ACCOUNTS

AGGRESSIVE GROWTH PORTFOLIOS:                                   BALANCED PORTFOLIOS:
[ ] Pacific Rim Emerging Markets Trust          _________%      [ ] Balanced Trust                              _________%
[ ] Science & Technology Trust                  _________%      Automatic Asset Allocation Trusts
[ ] International Small Cap Trust               _________%      [ ] Aggressive                                  _________%
[ ] Emerging Growth Trust                       _________%      [ ] Moderate                                    _________%
[ ] Pilgrim Baxter Growth Trust                 _________%      [ ] Conservative                                _________%
[ ] Small/Mid Cap Trust                         _________%
[ ] International Stock Trust                   _________%      BOND PORTFOLIOS:
                                                                [ ] High Yield Trust                            _________%
GROWTH PORTFOLIOS:                                              [ ] Strategic Bond Trust                        _________%
[ ] Worldwide Growth Trust                      _________%      [ ] Global Government Bond Trust                _________%
[ ] Global Equity Trust                         _________%      [ ] Capital Growth Bond Trust                   _________%
[ ] Growth Trust                                _________%      [ ] Investment Quality Bond Trust               _________%
[ ] Equity Trust                                _________%      [ ] U.S. Government Securities Trust            _________%
[ ] Quantitative Equity Trust                   _________%
[ ] Equity Index Trust                          _________%      MONEY MARKET PORTFOLIO:
[ ] Blue Chip Growth Trust                      _________%      [ ] Money Market Trust                          _________%
[ ] Real Estate Securities Trust                _________%
                                                                LIFESTYLE PORTFOLIOS:
GROWTH & INCOME PORTFOLIOS:                                     [ ] Lifestyle Aggressive 1000 Trust             _________%
[ ] Value Trust                                 _________%      [ ] Lifestyle Growth 820 Trust                  _________%
[ ] International Growth and Income Trust       _________%      [ ] Lifestyle Balanced 640 Trust                _________%
[ ] Growth and Income Trust                     _________%      [ ] Lifestyle Moderate 460 Trust                _________%
[ ] Equity-Income Trust                         _________%      [ ] Lifestyle Conservative 280 Trust            _________%

                               GUARANTEED ACCOUNT
                   [ ] Guaranteed Interest Account _________%
NOTE: The maximum amount that may be transferred from the Guaranteed Interest Account (GIA) in any one policy year is the greater of $500 or 15% of the GIA value at the previous policy anniversary.
                                                                      (See Over)
--------------------------------------------------------------------------------
                                  Page 1 of 2
Form NB4031NY (1097)

--------------------------------------------------------------------------------
INVESTOR SUITABILITY
--------------------------------------------------------------------------------

These questions apply to the OWNER of the policy. All questions must be answered.                    Yes     No

1. Have you received a current prospectus for the policy applied for? .............................. [ ]     [ ]

   Date of prospectus ______________________ Date of supplement ____________________

2. DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR:

   (a) The amount of the insurance benefits, or the duration of the insurance coverage,
       or both, may be variable or fixed? .......................................................... [ ]     [ ]

   (b) The amount of the insurance benefits, the duration of the insurance coverage, and your policy value, may increase or decrease depending on the investment experience of the
       chosen investment accounts and are not guaranteed as to dollar amount? ...................... [ ]     [ ]

3. With that in mind, is the policy in accord with your insurance objectives and your anticipated
   financial needs? ................................................................................ [ ]     [ ]

4. PURPOSE OF INSURANCE

   PERSONAL:     [ ] Estate creation       [ ] Estate conservation
   BUSINESS:     [ ] Buy-sell              [ ] Deferred compensation       [ ] Keyman       [ ] Pension Trust
                 [ ] Other: ____________________________________________________________________________________

                            ____________________________________________________________________________________

5. ANNUAL INCOME OF OWNER

   [ ] $ 250,000  plus                  [ ] $ 35,000   to  $ 49,999       [ ] $ 15,000  to  $ 19,999
   [ ] $ 100,000  to    $ 249,999       [ ] $ 25,000   to  $ 34,999       [ ] $ 10,000  to  $ 14,999
   [ ] $  50,000  to    $  99,999       [ ] $ 20,000   to  $ 24,999       [ ] Under $10,000

6. NET WORTH OF OWNER

   [ ] $ 1,000,000  plus                [ ] $ 100,000 to  $249,999
   [ ] $   500,000  to  $ 999,999       [ ] Under $100,000
   [ ] $   250,000  to  $ 499,999

--------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------

Signed at ____________________________ this _______ day of _______________19 ___
                  City/State

(X) ___________________________________ (X) ____________________________________
    Witness (Registered Representative)     Signature of Owner

(X) ______________________________________________
    Name of Registered Representative (PRINT NAME)

        All Registered Representatives sharing commissions must sign this form.
--------------------------------------------------------------------------------
TELEPHONE TRANSFER/ALLOCATION CHANGE AUTHORIZATION
--------------------------------------------------------------------------------

I understand and agree that: Telephone transfers and allocation changes will be subject to the conditions of the policy, the administrative requirements of The Company, and the provisions of the policy's prospectus.

The Company may act on telephone instructions from the Owner or any such person, if the policy is jointly owned. The Company, its agents, representatives or employees who act on its behalf will not be subject to any claim, liability, loss, expense or cost if it acted in good faith upon telephone instructions it reasonably believes to be genuine in reliance on this signed authorization. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming a valid telephone authorization form is on file, tape recording conversations, and providing written confirmation thereof.

The Company, at its option alone and without prior or subsequent notice to the Owner, or any other person or representative of the Owner, may record all or part of any telephone conversation containing telephone transfer and/or allocation change instructions.

All terms of authorization are binding upon the agents, heirs and assignees of the Owner.

This Telephone Transfer/Allocation Change Authorization will be effective until such time as: (a) written revocation is received by The Company's Service Office, or (b) The Company discontinues this privilege, whichever occurs first.


(X) ________________________________     (X) __________________________________
    Date (mmm/dd/yy)                         Signature of Owner

--------------------------------------------------------------------------------

                                  Page 2 of 2
Form NB4031NY (1097)